EXHIBIT 32.1


      CERTIFICATION OF PETER CUNNINGHAM PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I,  Peter  Cunningham,   Chief  Executive  Officer  of  AXM  Pharma,  Inc.  (the
"Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1) The Quarterly Report on Form 10-QSB of the Company for the period ended September 30, 2003 (the "Report"), (fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  Date:  November 18, 2003             By: /s/ Peter Cunningham
                                         ---------------------------------------
                                               Peter Cunningham
                                               Chief Executive Officer President